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                                                                   EXHIBIT 10.32

ARISTASOFT CORPORATION                           PROFESSIONAL SERVICES AGREEMENT

                             ARISTASOFT CORPORATION

                         PROFESSIONAL SERVICES AGREEMENT

        This PROFESSIONAL SERVICES AGREEMENT (this "AGREEMENT") is made and entered into as of this 7th day of July, 1999 (the "EFFECTIVE DATE") by and between; ARISTASOFT CORPORATION, a California corporation having its principal place of business at 800 West El Camino Real, Suite 280, Mt. View, California 94040 ("ARISTASOFT"), and Avanex Corporation, a California Corporation having an address at 42501 Albrae Street Fremont, CA 94538 ("CUSTOMER") with each of ARISTASOFT and CUSTOMER being a "PARTY" and collectively, the "PARTIES").

        WHEREAS, CUSTOMER desires that ARISTASOFT perform certain services and ARISTASOFT is willing to perform such services.

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ARISTASOFT and CUSTOMER hereby agree as follows:

        1. Services. Acting as an independent contractor, ARISTASOFT shall perform for CUSTOMER the professional services (the "SERVICES") set forth in the WORK PLAN (the "WORK PLAN") attached hereto as Exhibit A and incorporated herein by reference.

        2. Fees. Fees and fee payment schedules are set forth in the WORK PLAN, and fees shall be paid by CUSTOMER to ARISTASOFT when due in accordance therewith. Overdue fees shall be subject to a one and one half percent (1.5%) per month finance charge plus any related collection and legal costs actually incurred by ARISTASOFT. Fees shall be paid in U.S. dollars, and may be subject to local, state, and federal taxes which shall be the responsibility of CUSTOMER, except as to taxes based upon the income of ARISTASOFT.

        3. Changes in Work Plan. If CUSTOMER should request any changes to the WORK PLAN before or after ARISTASOFT begins work under such WORK PLAN, CUSTOMER agrees that ARISTASOFT shall accordingly have the right to revise, at ARISTASOFT'S reasonable discretion, the fee payment schedule and amount or other items on such WORK PLAN.

        4. Representations & Warranties; Limitation. Each of ARISTASOFT and CUSTOMER represents and warrants to the other that: (i) it has all requisite power and authority to execute and deliver this AGREEMENT and to perform its obligations hereunder; and (ii) the execution, delivery, and performance of this AGREEMENT shall not conflict with its charter or bylaws, or any agreement, order, or judgment to which it is bound. ARISTASOFT warrants to CUSTOMER that the SERVICES will be performed in a workmanlike manner. The immediately foregoing warranty is a limited warranty and is the only warranty made by ARISTASOFT hereunder. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ARISTASOFT HEREBY DISCLAIMS ALL OTHER WARRANTIES WITH RESPECT TO THE SERVICES, INCLUDING WITHOUT LIMITATION ALL IMPLIED


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ARISTASOFT CORPORATION                           PROFESSIONAL SERVICES AGREEMENT

WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

        5. Confidentiality. "CONFIDENTIAL INFORMATION" means this Agreement and all its Exhibits, any addenda hereto signed by both parties, all information, data, drawings, benchmark tests, specifications, trade secrets and any other proprietary information supplied to CUSTOMER by ARISTASOFT, or by CUSTOMER to ARISTASOFT and clearly marked as "confidential information", including all items defined as "confidential information" in any other agreement between CUSTOMER and ARISTASOFT whether executed prior to or after the date of this Agreement. Each Party acknowledges that the CONFIDENTIAL INFORMATION constitutes valuable trade secrets and each Party agrees that it shall use the CONFIDENTIAL INFORMATION of the other Party solely in accordance with the provisions of this Agreement and will not disclose, or permit to be disclosed, the same, directly or indirectly, to any third party without the other Party's prior written consent. Each Party agrees to exercise due care in protecting the CONFIDENTIAL INFORMATION from unauthorized use and disclosure. However, the foregoing limitations do not apply to information that (i) is publicly available, (ii) obtained by the other Party from third parties without restrictions on disclosure, (iii) independently developed by the other Party without reference to CONFIDENTIAL INFORMATION, or (iv) required to be disclosed by order of a court or other governmental entity.

        6. Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE HEREUNDER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR SPECIAL DAMAGES OR FOR COST OF COVER ARISING HEREFROM OR RELATED HERETO IN ANY CAUSES OF ACTION OF ANY KIND, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ARISTASOFT'S TOTAL LIABILITY TO CUSTOMER FOR ANY AND ALL CLAIMS OR DAMAGES HEREUNDER SHALL BE LIMITED TO THE AGGREGATE AMOUNT OF FEES ACTUALLY PAID BY, CUSTOMER TO ARISTASOFT HEREUNDER.

        7. Term & Termination. The TERM hereof shall commence upon the EFFECTIVE DATE and shall continue in full force and effect until the later of (i) ARISTASOFT'S completion of performance of SERVICES for CUSTOMER; and (ii) all fees that at any time become due and payable hereunder have been paid in full by CUSTOMER. This AGREEMENT may be terminated at any time during the term hereof at the mutual, written agreement of ARISTASOFT and CUSTOMER. In the event that CUSTOMER or ARISTASOFT breaches any of its material obligations hereunder and fails to cure such breach within thirty (30) days of written notice of such breach, the other PARTY shall have the right to terminate this Agreement unilaterally at the end of such thirty (30) day period. Upon the termination hereof for any reason: (a) ARISTASOFT shall be relieved of its obligation to perform any further SERVICES FOR Customer; (b) ARISTASOFT shall have the right to retain all fees then having been paid by CUSTOMER pursuant hereto; and (c) unless ARISTASOFT is in breach, CUSTOMER shall promptly pay to ARISTASOFT on a pro rata basis, a reasonable fee for all work-in-progress and other SERVICES performed by ARISTASOFT hereunder for which ARISTASOFT has not then been compensated. The respective rights and obligations of ARISTASOFT and CUSTOMER under the provisions of Sections 2, 4, 5, 6 and 8 and this sentence of Section 7 shall survive termination hereof.

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ARISTASOFT CORPORATION                           PROFESSIONAL SERVICES AGREEMENT

        9. General Provisions. The sole relationship between ARISTASOFT and CUSTOMER shall be that of independent contractors with no rights of partnership, agency, or representation. Nothing express or implied herein shall confer upon any third party any rights, remedies, obligations, or liabilities. This AGREEMENT (including the SPECIFICATION, which is incorporated herein by reference) constitutes the entire agreement between ARISTASOFT and CUSTOMER with respect to the subject matter hereof and supersedes all prior understandings, communications, and agreements between them, written or oral, regarding such subject matter. References herein to "Section" are to the applicable Section hereof Subject to the provisions of Section 3, this AGREEMENT shall not be modified, nor shall any provision hereof be waived or amended, except by a written amendment duly executed by ARISTASOFT and Customer. A waiver of an provision hereof with respect to one event shall not be construed as continuing, OR as a bar to or waiver of any right or remedy as to subsequent events. If any provision hereof as applied to any particular facts or circumstances shall be held to be invalid or unenforceable, then: (i) without further action by ARISTASOFT or CUSTOMER, such provision shall be reformed to the extent, necessary TO make such provision valid and enforceable when so applied, and (ii) the validity and enforceability of such provision as applied to any other facts or circumstances, and the validity and enforceability of the other provisions hereof, shall in no way be affected or impaired thereby. This AGREEMENT shall be construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed therein, without regard to that body of law relating to conflict of laws. Any written notices to be given hereunder shall be delivered via U.S. Mail, express courier, confirmed facsimile, or confirmed email, to such locations, telephone numbers, and addresses as each of ARISTASOFT and CUSTOMER shall notify the other from time to time. A facsimile copy hereof shall be deemed to be an original.

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ARISTASOFT CORPORATION                           PROFESSIONAL SERVICES AGREEMENT

        IN WITNESS WHEREOF, ARISTASOFT and CUSTOMER have caused this PROFESSIONAL SERVICES AGREEMENT to be executed as of the EFFECTIVE DATE.

ARISTASOFT CORPORATION                      CUSTOMER

/s/ WILLIAM POLLAK                          /s/ JESSY CHAO
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Authorized Signature                        Authorized Signature

WILLIAM POLLAK, VICE PRESIDENT              JESSY CHAO
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Printed Name                                Printed Name